OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2017
OTHER CURRENT LIABILITIES [Abstract]
Components of other current liabilities

(in thousands of $)	2017	2016
Deferred drydocking, operating cost and charterhire revenue	1,044	1,036
Mark-to-market interest rate swaps valuation (see note 28)	—	1,470
Mark-to-market currency swaps valuation (see note 28)	223	993
Mark-to-market equity swaps valuation (see note 28)	40,141	56,763
FLNG deferred revenue - current portion (see note 24)	7,463	—
Guarantees issued to Golar Partners (see note 29)	—	5,064
Dividends payable	5,032	5,047
Other (1)	8,379	8,611
	62,282	78,984

(1) As of December 31, 2017 and 2016, included within "Other" is $6.5 million due to Keppel (see note 23).